                                                                       GT GLOBAL
                                                                   OVER 25 YEARS
                                                                    OF INVESTING
                                                                       WORLDWIDE

                                                                             / /
                                                                       GT GLOBAL
                                                                             NEW
                                                                       DIMENSION
                                                                            FUND

                                                                             / /
                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1997

                                                                          [LOGO]

TABLE
OF CONTENTS

Message from the
Chairman.............          1

Report from the
underlying Fund
Managers.............          2

Report of Independent
Accountants..........         F1

Financial
Statements...........         F2

Views  of the  Funds' management
described in this report are  as
of  the date  written. Portfolio
holdings and allocations are  as
of  December  31,  1997,  unless
otherwise  noted.  These  views,
portfolio holdings and
allocations   may  have  changed
subsequently.

MESSAGE FROM THE CHAIRMAN

Dear Shareholder,

Nineteen ninety-seven has been a challenging and exciting year. The volatility of the market--and the resulting record highs and lows--has made investing a sometimes awe-inspiring endeavor for investors and investment professionals alike.

Across the GT Global family, our Funds have remained true to their investment goals and objectives regardless of world events. Whether it be the recent turmoil in the Asian markets, the privatization and reform underway across eastern Europe, deregulation occurring in Latin America or the ups and downs of the U.S. market, our Funds have maintained their focus. In fact, we believe these changes are yielding new investment opportunities in both established economies and dynamic new markets around the world. Looking forward to 1998, our commitment is to continue to monitor world markets and seek additional ways to capitalize on events as they unfold for the benefit of our shareholders.

In an effort to provide our customers easier access to information about the GT Global Funds, we launched our website, www.gtglobal.com, during the latter part of 1997. We hope to continually enhance the information it contains, from our worldwide economic outlook, to fund price and performance reporting, to the Millennium Minute message of the day. Used in conjunction with annual and semiannual reports and your quarterly statement on our Funds, we hope it helps you monitor your investments and achieve your financial goals.

Be assured that we will continue to strive to offer you the quality investment products you need to build a well-diversified portfolio. As always, we appreciate your continued confidence in our Funds. Should you or your adviser have any questions regarding GT Global Funds, please call us at 800-824-1580. One of our representatives will be happy to assist you.

Sincerely,


/s/ William J. Guilfoyle


William J. Guilfoyle
Chairman of the Board and President
GT Global Funds

GT GLOBAL NEW DIMENSION FUND

[GRAPHIC]

The GT Global New Dimension Fund builds on the concept of theme investing. The Fund has no regional boundaries--it may invest, through the underlying Theme Funds, in any major world industry. Thus, the Fund provides investors with a global alternative for diversifying their U.S. portfolio.

Each of the underlying Theme Funds invests in several industry groups tied together by an economic or social theme. The New Dimension Fund allocates its assets among the six underlying Theme Funds using the MSCI All Country (AC) World Index as a guide. This index comprises 38 industries and 2,460 different companies in 45 countries around the world.

The manager determines the Fund's allocation among the underlying Theme Funds according to industry weightings in the MSCI AC World Index. If one industry is included in two Theme Funds, the weighting for that industry is split equally between the two Funds. And, because the relative percentage weightings of industry categories within the MSCI AC World Index change, the assets of the New Dimension Fund are reallocated semiannually to conform to current index weightings.

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

Seeking to benefit from the changing needs of the new global consumer, the Fund's portfolio primarily invests in companies that manufacture, market, retail or distribute consumer products and services.

GT GLOBAL FINANCIAL SERVICES FUND

Focusing globally on issuers in the financial services industries, such as banks, brokerage and investment advisory firms and insurance companies, this Fund concentrates on the worldwide growth potential of capital markets.

GT GLOBAL HEALTH CARE FUND

Searching out promising issuers in global health care industries, including pharmaceutical, biotechnology, health care services, and medical technology and supply companies around the world, this Fund emphasizes the increased health care needs of the world's aging population and the growing demand for health care in emerging markets.

GT GLOBAL INFRASTRUCTURE FUND

Seeking to capitalize on the growing need for energy, transportation and communications in emerging markets, and the need to upgrade existing infrastructure in developed markets, the Fund's portfolio invests primarily in companies that build, upgrade and repair basic infrastructure.

GT GLOBAL NATURAL RESOURCES FUND

Targeting companies that own, explore or develop natural resources, including precious and base metals, fossil fuels, forest and agricultural products, the GT Global Natural Resources Fund seeks to benefit from a rise in global industrial production and related business and inflationary cycles.

GT GLOBAL TELECOMMUNICATIONS FUND

Concentrating on companies engaged in the development, manufacture or sale of telecommunications services or equipment, the Fund seeks to participate in the growth of worldwide demand for information and the means by which it travels.

THE TEAM APPROACH TO INVESTING

Teamwork among talented investment professionals is at the center of our investment discipline. Our Theme Fund managers, with an average of 10 years of industry experience, are supported by a group of seasoned investment analysts. We believe working together as a team creates a combination of strengths and facilitates the investment process. Within this framework, individual team members concentrate on their defined industries and regions, ensuring a deeper and broader group understanding of companies, markets and world events. The continual exchange of knowledge and ideas promotes style integrity and reflects our belief that the key to achieving consistent results is following a disciplined investment process.

[GRAPHIC]

ABOUT THE THEME FUND PORTFOLIO MANAGERS

DEREK WEBB, CFA - Head of the Theme Funds and Portfolio Manager of the GT Global Consumer Products Fund and the GT Global Natural Resources Fund. Prior to joining Chancellor LGT Asset Management, Mr. Webb spent seven years in the financial services industry. He received an M.B.A. from the Wharton Business School.

MICHAEL MAHONEY - Portfolio Manager of the GT Global Telecommunications Fund since 1993; Investment Analyst from 1991 to 1993. Previously, Mr. Mahoney was a Management Consultant at Bain & Co. and received an M.B.A. from Stanford Graduate School of Business.

A. JAMES ELLMAN - Portfolio Manager of the GT Global Financial Services Fund since 1995; Investment Analyst from 1994 to 1995. Formerly, Mr. Ellman was an international bank examiner for the Federal Reserve. He received an M.B.A. from Harvard Graduate School of Business.

MIKE YELLEN - Portfolio Manager of the GT Global Health Care Fund since 1996; Investment Analyst 1994 to 1996. Before joining Chancellor LGT Asset Management, Mr. Yellen was a Senior Securities Analyst of the Franklin Global Health Care Fund for Franklin Resources. He is a graduate of Stanford University.

BRIAN NELSON, CFA(1) - Portfolio Manager of the GT Global Infrastructure Fund since 1997; Investment Analyst from 1995 to 1997. Previously, Mr. Nelson was an Equity Research Analyst and eventually Co-Portfolio Manager of the Franklin Global Utilities Fund at Franklin Templeton. He earned a B.A. from the University of California at Santa Barbara.

(1) Mr. Nelson was an employee of Chancellor Capital Management until October 31, 1996, when LGT Asset Management merged with Chancellor. The resulting entity was renamed Chancellor LGT Asset Management and is the investment manager to GT Global Funds.

PERFORMANCE

Against a generally volatile environment for global equities in the fourth quarter of 1997, the Fund's Class A shares returned -2.68% since inception on September 15, 1997 (-7.31% including the maximum 4.75% sales charge); Class B shares returned -2.83% (-7.48% including the maximum 5% contingent deferred sales charge); and Advisor Class shares(2) returned -2.51% over the period. In comparison, the MSCI All Country (AC) World Index(3) returned -0.11% over the same period. Please keep in mind that the performance quoted is for a limited period of time.

While the Fund benefited from select consumer products companies, relative to the index, underperformance was largely a result of exposure to natural resource companies. Many of these companies experienced significant contractions in their share prices as a result of worries over declining Asian demand. Telecommunications and infrastructure companies also experienced a difficult quarter for the same reason.

CONSUMER PRODUCTS AND SERVICES FUND

Continued steady GDP growth, combined with a favorable inflationary environment, provided a supportive economic setting for continued gains in large cap U.S. equities. Accordingly, the Fund benefited from its U.S. orientation during the period. We have focused on the U.S. in part because we felt investors might seek haven in the relatively more stable U.S. markets as a result of the meltdown in Asia and other emerging markets.

During the period, we were invested in a number of companies doing well for company-specific reasons. In general, we invest in companies we believe have the potential for positive quarterly earnings surprises and positive earnings revisions by Wall Street analysts. Additionally, we invest in companies we believe display strong fundamentals, such as high return on equity, low debt and predictable earnings and cash flow. We also focus on companies we think offer superior products or services with the ability to consistently grow sales.

OUTLOOK

We believe consumer products and services companies will generally remain attractive investments. Often they have distinguished franchises or name-brand products that tend to compete more on perceived value than strictly on price. We also find them good investments because many of them tend to have low fixed assets and high, unrestricted cash flows. High cash generation allows them to reinvest in core businesses, make acquisitions, repurchase stock or debt, and/or increase dividends.

In addition, this underlying Fund is more company specific than the other theme funds. Consumer products and services companies are vastly different from one another, and there are many interesting companies in which to invest. Also, these companies are not generally affected by macroeconomic cycles. Whether people eat yogurt or drink gourmet coffee, for example, has little to do with what is going on in the Asian financial community.


                                                                   CONTINUED P.5

NEW DIMENSION FUND
PORTFOLIO OF INVESTMENTS %
DECEMBER 31, 1997

GT Global Consumer Products and Services Fund             31.5
GT Global Financial Services Fund                         21.1
GT Global Infrastructure Fund                             16.6
GT Global Natural Resources Fund                          11.4
GT Global Health Care Fund                                 9.2
GT Global Telecommunications Fund                          8.7
Short Term & Other                                         1.5

Allocations to underlying Theme Funds will change. A complete listing of holdings and allocations may be found in the Financial Statements section of this report.


(2) Advisor Class shares are not sold directly to the general public. They are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with GT Global. Please see the Fund's prospectus for more complete information.
(3) The MSCI AC World Index includes the market value-weighted averages of the performance of securities listed on 22 developed and 23 emerging stock exchanges. It includes the effect of reinvested dividends and is measured in U.S. dollars.

The above data represent past performance of Fund shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

From time to time, certain of the Fund's expenses may be waived and/or reimbursed without which performance would be lower. Waivers and reimbursements are subject to change.

The indices are unmanaged, not available for direct investment and do not include the effects of sales charges and professional management fees.

FINANCIAL SERVICES FUND

Financial services companies in general continued to perform well throughout the fourth quarter to end 1997 with considerable gains. Solid industry performance was fueled by a favorable inflationary environment in the U.S. and a bond market rally. Strong share prices have also been precipitated in part by aggressive capital management, which in this period of strong profitability has taken the form of dividend increases, share repurchases and securitization of low margin assets. Likewise, continued industry consolidation has underpinned impressive stock price performance. The Fund's performance, however, was restrained during the fourth quarter as a result of some of our Asian holdings.

OUTLOOK

Banking and insurance stocks are currently in a wonderful sweet spot. Asset quality is fairly sound, and expectations are for continued deflation and relative stability in interest rates around the world. In the U.S., we believe consumers are likely to reap benefits from the Southeast Asian currency implosion through cheaper goods. Additionally, because of lower inflationary expectations, we think the Fed may be less likely to raise interest rates, which would be positive for banks and insurance companies as they tend to trade in line with bond markets.

On the other hand, several larger U.S. banks and insurance companies may suffer temporary earnings setbacks as a result of their exposure to Asian financial institutions. While earnings may be impacted over the short term, however, many U.S. institutions are planning for the longer term and using the current environment in Asia as an opportunity to build their Asian presence.

If U.S. interest rates are not volatile, banks can concentrate on running their businesses better and building national branch or product distribution systems. They would also have fewer worries about huge charge-offs from their loan books and real estate becoming a bad asset class. In this type of environment, we would expect continued stable increases in earnings. Stable earnings, in turn, are generally rewarded by the stock market, which pays higher multiples for these companies--a very nice trend indeed.

HEALTH CARE FUND

In the fourth quarter, a sharp distinction existed between the performance of index stocks (such as large cap pharmaceuticals), which enjoyed strong gains, and small and mid cap stocks. Large cap stocks performed well because of the premium investors put on liquidity and safety of earnings. During this time, the Fund was concentrated in small and mid cap stocks, and the Fund's performance was negatively impacted accordingly.

For some time we have believed large cap health care companies are much less attractively valued than their smaller cap counterparts. Unfortunately, while small and mid cap stocks rallied from May to September 1997, many of their share prices collapsed in the fourth quarter--often without any fundamental changes in outlook for the business, but simply because market sentiment toward these types of stocks soured considerably.

OUTLOOK

While share prices of medical product companies can be quite volatile, we believe the fundamentals for many of these companies continue to be quite strong. Aging demographics in developed countries, combined with rising living standards in emerging economies, suggest increased demand for health care products over coming years.

Meanwhile, we expect advances in medical science will continue to create entirely new markets as treatments are discovered for inadequately treated diseases. People will continue to demand products and services that provide the best clinical results. Despite attempts at cost containment from governments and insurers, such products could continue to result in excellent profit margins for the industry.

Finally, we anticipate an increased focus on cost containment acting as an incentive to a number of mergers and acquisitions among health care companies. These activities have already proven beneficial to shareholders; a trend we fully expect to continue.

INFRASTRUCTURE FUND

While U.S. large cap stocks proved remarkably resilient over the fourth quarter, the currency crisis in Asia severely impacted the returns of infrastructure companies. As a result of the slowdown in Asian economic growth, many Asian countries are expected to slow spending over the short term on infrastructure-related projects. Within the portfolio, we had a relatively high emerging markets exposure during the review period.

OUTLOOK

For the foreseeable future, we plan to continue emphasizing developed markets as the primary area for new investments. We find Europe, in particular, an attractive market because of what appears to be early stages of privatization, deregulation and restructuring of the utility industry throughout the continent.


                                                                   CONTINUED P.6

Many emerging market investments now appear attractive relative to their historical valuations. In Latin America, although volatility is likely to continue to characterize many stock markets there, we believe long-term opportunities in the region justify investment in what we see as some of the best-positioned companies during this uncertain period. We will look to expand our Latin American weighting once we feel greater stability has returned to these markets.

On the other hand, we expect a prolonged period of uncertainty and volatility, and therefore underperformance, for most emerging Asian markets. Although we are seeing some apparently undervalued stocks, we do not expect to materially increase the Fund's exposure to Asia until stability returns, along with signs that infrastructure-related spending is reaccelerating.

NATURAL RESOURCES FUND

Expectations of declining Asian demand for natural resources has dramatically driven down the share prices of many natural resource companies during the last quarter of 1997. Additionally, the Fund was overweighted in oil service stocks which were particularly hard hit. While we continue to find oil service stocks attractive due to a secular recovery in demand for equipment within the industry, their share prices plunged in the last several months of the year as a result of the decline in oil and gas prices.

The economic downturn in Asia precipitated a decline in oil prices. Simultaneously, demand in the U.S. has decreased due to warmer than average temperatures blamed on El Nio. Meanwhile, the price of crude oil has suffered further blows as a climb in OPEC member quotas appears imminent and Iraq looks to step up its oil exports.

OUTLOOK

Despite the recent downturn, we continue to hold oil services companies in the portfolio because we believe their fundamentals have continued to improve. The industry has been going through a substantial recovery after being in recession for 15 years. As oil consumption has risen dramatically over the last few years, we have witnessed a huge increase in demand for exploration equipment. We feel earnings expansions are ahead for these companies.

For production companies in energy and base metals, our emphasis continues to be on individual holdings. We purchase a company when something very positive is happening such as a new discovery, cost cutting or mispricing.

TELECOMMUNICATIONS FUND

Over the latter half of the year, consolidation was a major feature in the telecommunications industry where, thanks to merger and acquisition activity, many service stocks, including a number of competitive local exchange carriers (CLECs), enjoyed impressive returns in their share prices.

In contrast to gains enjoyed by many U.S. telecommunications companies, the Asian crisis had a devastating effect on emerging market telecommunications companies. Many of these companies saw corrections in their share prices of more than 30%. Additionally, in the fourth quarter of 1997, share prices of telecommunications technology companies in the U.S. were impacted by events in Asia as investors feared a decline in Asian demand for these companies' products.

OUTLOOK

Although the telecommunications industry has weathered some difficult times over the last few years, we continue to find fundamentals compelling, along with new industry trends we think bode well for the future. Deregulation and privatization of government-owned telephone companies, for example, are speeding the breakdown of national monopolies, and telecommunications companies must expand their markets.

With deregulation continuing to take root, companies are increasing spending on equipment, which is good news not just for equipment stocks, but for the industry as a whole. Since this time last year, overall equipment spending is up considerably, a trend we expect to see continue in 1998. As corporate customers go global, they want seamless, barrier-free and inexpensive service on a worldwide basis--a trend that could play particularly well to the telecommunications industry.

GT GLOBAL
NEW
DIMENSION
FUND

FINANCIAL
STATEMENTS

                          GT GLOBAL NEW DIMENSION FUND

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders of GT Global New Dimension Fund and
Board of Trustees of GT Global Series Trust:

We have audited the accompanying statement of assets and liabilities of GT Global New Dimension Fund (the "Fund"), including the portfolio of investments, as of December 31, 1997, the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from September 15, 1997 (commencement of operations) to December 31, 1997. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of GT Global New Dimension Fund as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the period from September 15, 1997 (commencement of operations) to December 31, 1997, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
FEBRUARY 17, 1998

                                       F1

                          GT GLOBAL NEW DIMENSION FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                            ADVISOR
                                                                             CLASS         VALUE         % OF NET
GT GLOBAL THEME FUNDS                                                       SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------             -----------   ------------   -------------
  GT Global Consumer Products and Services Fund .............                 515,881   $ 11,204,937        31.5
  GT Global Financial Services Fund .........................                 426,322      7,499,007        21.1
  GT Global Infrastructure Fund .............................                 388,281      5,886,334        16.6
  GT Global Natural Resources Fund ..........................                 240,790      4,054,907        11.4
  GT Global Health Care Fund ................................                 162,161      3,278,897         9.2
  GT Global Telecommunications Fund .........................                 185,442      3,089,470         8.7
                                                                                        ------------       -----

TOTAL THEME FUND INVESTMENTS (cost $37,807,948) .............                             35,013,552        98.5
                                                                                        ------------       -----


REPURCHASE AGREEMENT
-------------------------------------------------------------
  Dated December 31, 1997, with State Street Bank & Trust
   Co., due January 2, 1998, for an effective yield of 5.80%, collateralized by $445,000 U.S. Treasury Notes, 5.75% due
   12/31/98 (market value of collateral is $445,417,
   including accrued interest). (cost $432,000)  ............                                432,000         1.2
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $38,239,948)  * .....................                             35,445,552        99.7
Other Assets and Liabilities ................................                                123,462         0.3
                                                                                        ------------       -----

NET ASSETS ..................................................                           $ 35,569,014       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

          * For Federal income tax purposes, cost is $38,277,690 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $          --
                 Unrealized depreciation:            (2,832,138)
                                                  -------------
                 Net unrealized depreciation:     $  (2,832,138)
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                                       F2

                          GT GLOBAL NEW DIMENSION FUND

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                               December 31, 1997

--------------------------------------------------------------------------------

Assets:
  Investments at value (cost $38,239,948) (Note 1)..................................................  $35,445,552
  U.S. currency.....................................................................................         113
  Receivable for Fund shares sold...................................................................     929,466
  Interest receivable...............................................................................          70
                                                                                                      ----------
    Total assets....................................................................................  36,375,201
                                                                                                      ----------
Liabilities:
  Payable for investments purchased.................................................................     432,113
  Payable for Fund shares repurchased...............................................................     352,532
  Payable for service and distribution expenses (Note 2)............................................      21,542
                                                                                                      ----------
    Total liabilities...............................................................................     806,187
                                                                                                      ----------
Net assets..........................................................................................  $35,569,014
                                                                                                      ----------
                                                                                                      ----------
Class A:
Net asset value and redemption price per share ($15,144,662 DIVIDED BY 1,424,148 shares
 outstanding).......................................................................................  $    10.63
                                                                                                      ----------
                                                                                                      ----------
Maximum offering price per share (100/95.25 of $10.63) *............................................  $    11.16
                                                                                                      ----------
                                                                                                      ----------
Class B:+
Net asset value and offering price per share ($19,183,648 DIVIDED BY 1,805,781 shares
 outstanding).......................................................................................  $    10.62
                                                                                                      ----------
                                                                                                      ----------
Advisor Class:
Net asset value, offering price per share, and redemption price per share ($1,240,704 DIVIDED BY
 116,587 shares outstanding)........................................................................  $    10.64
                                                                                                      ----------
                                                                                                      ----------
Net assets consist of:
  Paid in capital (Note 4)..........................................................................  $37,829,140
  Undistributed net investment income...............................................................      28,710
  Accumulated net undistributed gain................................................................     505,560
  Net unrealized depreciation of investments........................................................  (2,794,396)
                                                                                                      ----------
Total -- representing net assets applicable to capital shares outstanding...........................  $35,569,014
                                                                                                      ----------
                                                                                                      ----------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                                       F3

                          GT GLOBAL NEW DIMENSION FUND

                            STATEMENT OF OPERATIONS

      September 15, 1997 (commencement of operations) to December 31, 1997

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Interest income............................................................................  $    8,216
                                                                                               ----------
    Total investment income..................................................................       8,216
                                                                                               ----------
Expenses:
  Service and distribution expenses: (Note 2)
    Class A......................................................................  $   11,800
    Class B......................................................................      27,856
                                                                                   ----------
  Total expenses.............................................................................      39,656
                                                                                               ----------
Net investment loss..........................................................................     (31,440)
                                                                                               ----------
Net realized and unrealized gain (loss) on investments: (Note 1)
  Net realized loss on investments...............................................     (37,742)
  Capital gain distributions received............................................   2,021,395
                                                                                   ----------
    Net realized gain during the period......................................................   1,983,653
    Net change in unrealized depreciation during the period..................................  (2,794,396)
                                                                                               ----------
Net realized and unrealized loss on investments..............................................    (810,743)
                                                                                               ----------
Net decrease in net assets resulting from operations.........................................  $ (842,183)
                                                                                               ----------
                                                                                               ----------

    The accompanying notes are an integral part of the financial statements.

                                       F4

                          GT GLOBAL NEW DIMENSION FUND

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                            SEPTEMBER 15,
                                                                                                 1997
                                                                                            (COMMENCEMENT
                                                                                            OF OPERATIONS)
                                                                                                  TO
                                                                                             DECEMBER 31,
                                                                                                 1997
                                                                                            --------------
Increase in net assets
Operations:
  Net investment loss.....................................................................   $    (31,440)
  Net realized gain on investments........................................................      1,983,653
  Net change in unrealized depreciation of investments....................................     (2,794,396)
                                                                                            --------------
    Net decrease in net assets resulting from operations..................................       (842,183)
                                                                                            --------------
Class A:
Distributions to shareholders: (Note 1)
  In excess of net investment income......................................................       (583,714)
Class B:
Distributions to shareholders: (Note 1)
  In excess of net investment income......................................................       (781,183)
Advisor Class:
Distributions to shareholders: (Note 1)
  In excess of net investment income......................................................        (53,046)
                                                                                            --------------
    Total distributions...................................................................     (1,417,943)
                                                                                            --------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested........................................     41,029,628
  Decrease from capital shares repurchased................................................     (3,300,488)
                                                                                            --------------
    Net increase from capital share transactions..........................................     37,729,140
                                                                                            --------------
Total increase in net assets..............................................................     35,469,014
Net assets:
  Beginning of period.....................................................................        100,000
                                                                                            --------------
  End of period *.........................................................................   $ 35,569,014
                                                                                            --------------
                                                                                            --------------
 * Includes undistributed net investment income of........................................   $     28,710
                                                                                            --------------
                                                                                            --------------

    The accompanying notes are an integral part of the financial statements.

                                       F5

                          GT GLOBAL NEW DIMENSION FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements and market price data for the shares.

                                                         SEPTEMBER 15, 1997
                                                    (COMMENCEMENT OF OPERATIONS)
                                                        TO DECEMBER 31, 1997
                                          ------------------------------------------------
                                           CLASS A (D)     CLASS B (D)    ADVISOR CLASS(D)
                                          -------------   -------------   ----------------
Per Share Operating Performance:
Net asset value, beginning of period....   $ 11.43         $ 11.43            $11.43
                                          -------------   -------------     --------
Income from investment operations:
  Net investment income (loss)..........     (0.01)          (0.02)             0.01
  Net realized and unrealized loss on
   investments..........................     (0.31)          (0.32)            (0.31)
                                          -------------   -------------     --------
    Net decrease from investment
     operations.........................     (0.32)          (0.34)            (0.30)
                                          -------------   -------------     --------
Distributions to shareholders:
  In excess of net investment income....     (0.48)          (0.47)            (0.49)
                                          -------------   -------------     --------
    Total distributions.................     (0.48)          (0.47)            (0.49)
                                          -------------   -------------     --------
Net asset value, end of period..........   $ 10.63         $ 10.62            $10.64
                                          -------------   -------------     --------
                                          -------------   -------------     --------

Total investment return (c).............     (2.68)% (b)     (2.83)% (b)       (2.51)% (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $15,145         $19,184            $1,241
Ratio of net investment income (loss) to
 average net assets.....................     (0.35)% (a)     (0.85)% (a)        0.15% (a)
Ratio of expenses to average net assets
 (Notes 1 & 5)..........................      0.50% (a)       1.00% (a)         0.00% (a)
Portfolio turnover rate+................         1% (b)          1% (b)            1% (b)

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  + Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

    The accompanying notes are an integral part of the financial statements.

                                       F6

                          GT GLOBAL NEW DIMENSION FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS
                               December 31, 1997

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global New Dimension Fund ("Fund") is a diversified series of GT Global Series Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Fund invests substantially all of its assets in Advisor Class shares of the GT Global theme mutual funds: GT Global Consumer Products and Services Fund; GT Global Financial Services Fund; GT Global Health Care Fund; GT Global Infrastructure Fund; GT Global Natural Resources Fund; and GT Global Telecommunications Fund (collectively, the "Underlying Theme Funds").

The Fund offers Class A, Class B and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses of the Fund are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the total net assets of the Fund. Each Class of shares differs in its respective service and distribution expenses. Beginning January 1, 1998, the Fund will also offer Class C shares.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Investments in the Underlying Funds are valued at the closing net asset value per Advisor Class share of each Underlying Fund on the day of valuation. Short-term investments with a maturity of 60 days or less are valued at amortized cost.

(B) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(C) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains.

(D) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(E) LINE OF CREDIT
The Fund, along with certain other funds ("GT Funds") advised and/or administered by the Manager, has a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allow the Fund and the GT Funds to borrow an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of the Fund's total assets. For the period ended December 31, 1997, the Fund had no outstanding loan balance.

2. RELATED PARTIES
Chancellor LGT Asset Management, Inc. is the Fund's investment manager and administrator. The Manager is also the pricing and accounting agent for the Fund. The Manager will initially assume all costs of the Fund's operation, except for service and distribution fees as described below and non-recurring and extraordinary expenses. The Fund, as a shareholder in the Underlying Theme Funds, indirectly will bear its proportionate share of any investment management fees and other expenses paid by the Underlying Theme Funds. Subject to receipt of a pending exemptive order from the Securities and Exchange Commission, the Trust, on behalf of the Fund, will enter into a Special Servicing Agreement ("Agreement") with the Underlying Theme Funds, the Manager and GT Global Investor Services, Inc., the transfer agent. If the Board of Trustees of the Underlying Theme Funds makes certain findings, each Underlying Theme Fund will pay certain nondistribution-related expenses of the Fund to the extent such expenses are less than the estimated savings to the Underlying Theme Funds from the operation of the Fund. The Manager and GT Global also voluntarily have undertaken to limit the Underlying Theme Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 1.50% of the average daily net assets of the Underlying Theme Fund's Advisor Class shares.

                                       F7

                          GT GLOBAL NEW DIMENSION FUND

GT Global, Inc. ("GT Global"), an affiliate of the Manager, serves as the Fund's distributor. The Fund offers Class A, Class B and Advisor Class shares for purchase and will offer Class C shares for purchase beginning January 1, 1998.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the period from September 15, 1997 (commencement of operations) to December 31, 1997, GT Global retained $6,174 of such sales charges. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. GT Global collected no CDSCs for the period from September 15, 1997 (commencement of operations) to December 31, 1997. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the period from September 15, 1997 (commencement of operations) to December 31, 1997, GT Global collected CDSCs in the amount of $1,902. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Class C shares will not be subject to initial sales charges. However, certain redemptions of Class C shares made within one year of purchase will be subject to CDSCs. In addition, GT Global will make ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class C shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust's Board of Trustees has adopted separate distribution plans with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect. Class C shares will also be subject to a separate distribution plan adopted by the Trust's Board of Trustees pursuant to Rule 12b-1 under the 1940 Act.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of the Manager and GT Global, is the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services is also reimbursed for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Trust pays each of its Trustees who is not an employee, officer or director of the Manager, GT Global or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES
For the period from September 15, 1997 (commencement of operations) to December 31, 1997, purchases and sales, other than short-term investments, of the Underlying Theme Funds by the Fund, are as follows:

GT GLOBAL                                                                            PURCHASES       SALES
--------------------------------------------------------------------------------  ---------------  ----------
Consumer Products and Services Fund.............................................  $    11,777,579  $   80,882
Telecommunications Fund.........................................................        3,462,408      23,798
Financial Services Fund.........................................................        7,690,319      53,175
Natural Resources Fund..........................................................        4,847,276      32,530
Health Care Fund................................................................        4,192,022      26,247
Infrastructure Fund.............................................................        6,136,745      44,025

                                       F8

                          GT GLOBAL NEW DIMENSION FUND

4. CAPITAL SHARES
At December 31, 1997, there were an unlimited number of shares of beneficial interest authorized, at no par value. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                  SEPTEMBER 15, 1997
                                             (COMMENCEMENT OF OPERATIONS)
                                                 TO DECEMBER 31, 1997
                                          -----------------------------------
CLASS A                                       SHARES             AMOUNT
----------------------------------------  ---------------  ------------------
Shares sold.............................        1,560,835  $       17,768,084
Shares issued in connection with
  reinvestment of distributions.........           54,891             563,181
                                          ---------------  ------------------
                                                1,615,726          18,331,265
Shares repurchased......................         (194,494)         (2,190,806)
                                          ---------------  ------------------
Net increase............................        1,421,232  $       16,140,459
                                          ---------------  ------------------
                                          ---------------  ------------------


                                                  SEPTEMBER 15, 1997
                                             (COMMENCEMENT OF OPERATIONS)
                                                 TO DECEMBER 31, 1997
                                          -----------------------------------
CLASS B                                       SHARES             AMOUNT
----------------------------------------  ---------------  ------------------
Shares sold.............................        1,832,668  $       20,681,472
Shares issued in connection with
  reinvestment of distributions.........           67,039             687,825
                                          ---------------  ------------------
                                                1,899,707          21,369,297
Shares repurchased......................          (96,841)         (1,061,266)
                                          ---------------  ------------------
Net increase............................        1,802,866  $       20,308,031
                                          ---------------  ------------------
                                          ---------------  ------------------

                                                  SEPTEMBER 15, 1997
                                             (COMMENCEMENT OF OPERATIONS)
                                                 TO DECEMBER 31, 1997
                                          -----------------------------------
ADVISOR CLASS                                 SHARES             AMOUNT
----------------------------------------  ---------------  ------------------
Shares sold.............................          113,102  $        1,276,664
Shares issued in connection with
  reinvestment of distributions.........            5,102              52,402
                                          ---------------  ------------------
                                                  118,204           1,329,066
Shares repurchased......................           (4,533)            (48,416)
                                          ---------------  ------------------
Net increase............................          113,671  $        1,280,650
                                          ---------------  ------------------
                                          ---------------  ------------------

5. SUBSEQUENT EVENT
On January 30, 1998, Liechtenstein Global Trust ("LGT") and AMVESCAP PLC ("AMVESCAP") entered into an agreement by which AMVESCAP will acquire LGT's Asset Management Division, including Chancellor LGT Asset Management, Inc. AMVESCAP is the holding company of the AIM and INVESCO asset management businesses.

                                       F9

                          GT GLOBAL NEW DIMENSION FUND

                                     NOTES

--------------------------------------------------------------------------------

                          GT GLOBAL NEW DIMENSION FUND

                                GT GLOBAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL FUNDS, PLEASE CONTACT YOUR INVESTMENT ADVISOR OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING CHARGES, EXPENSES AND THE RISKS OF GLOBAL AND EMERGING MARKET INVESTING. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL NEW DIMENSION FUND
Captures global growth opportunities by investing directly in the six GT Global Theme Funds

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

GT GLOBAL DEVELOPING MARKETS FUND
Invests in debt and equity securities of developing market issuers

/ / GLOBAL THEME FUNDS

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
Focuses on worldwide opportunities from the demand for consumer products and services

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve or maintain infrastructure

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore or develop natural resources

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture or sell telecommunications services or equipment

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim, excluding Japan

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. companies

GT GLOBAL AMERICA MID CAP GROWTH FUND
Concentrates on medium-sized companies in the U.S.

GT GLOBAL AMERICA VALUE FUND
Focuses on equity securities of U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government securities

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

GT GLOBAL FLOATING RATE FUND, INC.
Invests primarily in senior secured floating rate loans with the potential to achieve a high level of current income

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high-quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

                                     [LOGO]

      THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.

          [LOGO]

          GT Global, Inc.
          Fifty California Street
          27th Floor
          San Francisco, California
          94111-4624

                                     DATED MATERIAL
                                     PLEASE EXPEDITE

                                                    GT Global New Dimension Fund
          NDFAR802M